UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 6, 2023

Date of Report (Date of earliest event reported)

TOPGOLF CALLAWAY BRANDS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MODG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2023, C. Matthew Turney was elected to the Board of Directors (“Board”) of Topgolf Callaway Brands Corp. (the “Company”) at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Following Mr. Turney’s election, also on June 6, 2023, the Company and Mr. Turney entered into the Company’s standard form of indemnification agreement for non-employee directors (the “Indemnification Agreement”). Under the Indemnification Agreement, to the fullest extent permitted by the General Corporation Law of the State of Delaware, the Company agrees to indemnify Mr. Turney against any threatened, pending or completed action, suit or proceeding, by reason of his status as a current or former director, employee or agent of the Company or any other entity on behalf of which he is or was serving at the request of the Company or any subsidiary of the Company, and against any expense, liability and loss (including attorneys’ fees), judgments, fines and amounts paid in settlement actually or reasonably incurred by Mr. Turney in connection with such action, suit or other proceeding. The Indemnification Agreement also provides for, among other things, the advancement by the Company of expenses incurred by Mr. Turney in such action, suit or other proceeding, subject to reimbursement by Mr. Turney of such advanced expenses in the event he is ultimately determined, after final disposition of an action, suit or proceeding, not to be entitled to indemnification. In addition, the Indemnification Agreement provides procedures for the determination of Mr. Turney’s right to receive indemnification and the advancement of expenses.

The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2023, the Board adopted amendments to the Company’s amended and restated bylaws (as amended, the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

•

address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements;

•

permit stockholders holding not less than 25% of the voting power of the outstanding shares of the Company who have held such shares continuously for at least one year to call a special meeting of stockholders, and provide related procedural requirements, including that a stockholder may make a demand to call a special meeting only after first submitting a request that the Board fix a record date for the purpose of determining the stockholders entitled to demand that the Secretary of the Company call a special meeting;

•

enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including, without limitation, by requiring additional background information and disclosures regarding proposing stockholders, proposed director nominees and business, and other persons related to a stockholder’s solicitation of proxies;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•

adopt an exclusive forum provision designating U.S. federal courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended, and further enable the Company to initiate an action against a stockholder to enforce the exclusive forum requirements should the stockholder sue, or threaten to sue, in another jurisdiction.

The Amended and Restated Bylaws also include certain technical, conforming, modernizing or clarifying changes.

The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2023, the Company’s shareholders approved four proposals at its Annual Meeting. Of the 185,603,045 shares of the Company’s common stock outstanding as of the record date, 156,099,080 shares were represented at the Annual Meeting.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

	Shares Voted
Name of Candidate	For	Against	Abstain	Broker Non-Votes
Oliver G. (Chip) Brewer III	133,813,066	1,352,711	209,309	20,723,994
John F. Lundgren	131,735,574	3,294,532	344,980	20,723,994
Erik J Anderson	132,810,356	2,330,753	233,977	20,723,994
Laura J. Flanagan	133,577,100	1,576,612	221,374	20,723,994
Russell L. Fleischer	134,245,203	882,541	247,342	20,723,994
Bavan M. Holloway	128,573,824	6,554,886	246,376	20,723,994
Scott M. Marimow	134,154,272	786,997	433,817	20,723,994
Adebayo O. Ogunlesi	131,666,416	3,342,338	366,332	20,723,994
Varsha R. Rao	133,601,691	1,530,019	243,376	20,723,994
Linda B. Segre	133,248,282	1,773,326	353,478	20,723,994
Anthony S. Thornley	131,803,596	2,968,802	602,688	20,723,994
C. Matthew Turney	134,163,525	705,126	506,435	20,723,994

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on an advisory basis, the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
154,290,557	1,593,844	214,679

Proposal 3: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
131,523,577	3,606,711	244,798	20,723,994

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Future Executive Compensation

The Company’s shareholders approved, on an advisory basis, to hold future shareholder votes to approve the compensation of the Company’s named executive officers every year. The following sets forth the results of voting with respect to this proposal:

Shares Voted
1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
128,803,901	294,817	6,216,486	59,882	20,723,994

Based upon the results set forth in Proposal 4 above, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every year.

No other items were presented for shareholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

3.1	Amended and Restated Bylaws of Topgolf Callaway Brands Corp., effective June 6, 2023

10.1	Indemnification Agreement, dated as of June 6, 2023, between the Company and C. Matthew Turney

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPGOLF CALLAWAY BRANDS CORP.

Date: June 9, 2023	By:	/s/ Heather D. McAllister
	Name:	Heather D. McAllister
	Title:	Senior Vice President, General Counsel and Corporate Secretary